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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of report (Date of earliest event reported) March 1, 2010

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

Nevada                              000-51859               98-0372780
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(State or Other Jurisdiction      (Commission             (IRS Employer
of Incorporation)                 File Number)           Identification No.)

           1077 Business Center Circle, Newbury Park, California 91320
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                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (805) 480-1994

                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01    Entry into a Material Definitive Agreement.

On March 1, 2010, Electronic Sensor Technology, Inc. (the "Registrant") received $200,000 from Halfmoon Bay Capital Ltd in exchange for (1) a debenture bearing an interest rate of 9% with a maturity of one year; such debenture grants Halfmoon Bay a security interest in all of the tangible and intangible property of the Registrant and, to the extent such property is subject to a prior lien, a subordinate security interest and (2) a warrant to purchase 400,000 shares of the Registrant with an exercise price of $0.02 cents per share and an expiration date of August 31, 2012 (the "Warrant").

Halfmoon Bay currently owns approximately 55% of the outstanding common stock of the Registrant and beneficially owns an additional 10% of the outstanding common stock of the Registrant by virtue of the shares underlying a 9% convertible debenture issued by the Registrant to Halfmoon Bay on March 28, 2008. On April 10, 2009, the Registrant received $1 million from Halfmoon Bay in exchange for a debenture bearing an interest rate of 9% with a maturity of one year. Such debenture granted Halfmoon Bay a security interest in all of the intellectual property of the Registrant.

A copy of the 9% debenture issued to Halfmoon Bay on March 1, 2010 is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation.

The disclosures in Item 1.01 are incorporated into this Item 2.03 by reference. Upon the occurrence of certain circumstances, such as default in payment or bankruptcy of the Registrant, the principal amount of the 9% debenture held by Halfmoon Bay, and any interest thereon, become immediately due and payable in cash.

Item 3.02    Unregistered Sales of Equity Securities.

The disclosures in Item 1.01 as they relate to the Warrant are incorporated into this Item 3.02 by reference. The exemption from registration under the Securities Act of 1933, as amended, is Section 4(2). Halfmoon Bay is a controlling shareholder of the Registrant.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.       Description
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4.1               9% Debenture
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ELECTRONIC SENSOR TECHNOLOGY, INC.

Date: March 3, 2010                           By: /s/ Philip Yee
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                                              Name:  Philip Yee
                                              Title: Secretary, Treasurer and
                                                     Chief Financial Officer